Donoghue Forlines Tactical High Yield ETF
Schedule of Investments
as of April 30, 2024 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.9%	Shares	Value
iShares 0-5 Year High Yield Corporate Bond ETF	13,413	$562,809
iShares 3-7 Year Treasury Bond ETF	26,401	2,996,514
iShares Broad USD High Yield Corporate Bond ETF	31,386	1,128,013
iShares Fallen Angels USD Bond ETF(a)	15,263	399,585
iShares iBoxx $ High Yield Corporate Bond ETF(a)	13,392	1,021,676
iShares U.S. Treasury Bond ETF	299,796	6,641,981
Schwab Intermediate-Term U.S. Treasury ETF	96,601	4,625,256
SPDR Bloomberg High Yield Bond ETF(a)	13,186	1,231,968
SPDR Bloomberg Short-Term High Yield Bond ETF	17,107	425,622
SPDR Portfolio High Yield Bond ETF	17,727	408,607
SPDR Portfolio Intermediate-Term Treasury ETF	99,811	2,745,801
VanEck Fallen Angel High Yield Bond ETF	13,505	381,786
Vanguard Intermediate-Term Treasury ETF(a)	130,274	7,450,370
Xtrackers USD High Yield Corporate Bond ETF(a)	15,913	558,069
TOTAL EXCHANGE-TRADED FUNDS (Cost $30,513,939)		30,578,057

SHORT-TERM INVESTMENT - 19.5%
Investment Purchased with Proceeds from Securities Lending - 19.5%
Mount Vernon Liquid Assets Portfolio LLC, 5.51%(b)	5,962,733	5,962,733

TOTAL SHORT-TERM INVESTMENT (Cost $5,962,733)		5,962,733

TOTAL INVESTMENTS - 119.4% (Cost $36,476,672)		36,540,790
Money Market Deposit Account - 0.1%(c)		35,956
Liabilities in Excess of Other Assets - (19.5)%		(5,978,144)
TOTAL NET ASSETS - 100.0%		$30,598,602

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $5,801,442 which represented 19.0% of net assets.
(b)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2024 was 5.24%.

Donoghue Forlines Tactical High Yield ETF
Summary of Fair Value Disclosure as of April 30, 2024 (Unaudited)

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Donoghue Forlines Tactical High Yield ETF
	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Funds	$30,578,057	$–	$–	$30,578,057
Investment Purchased with Proceeds from Securities Lending(a)	–	–	–	5,962,733
Total Assets	$30,578,057	$–	$–	$36,540,790

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.